UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Duke Realty Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 30, 2014.

Meeting Information
	Meeting Type:	Annual Meeting
DUKE REALTY CORPORATION	For holders as of:	February 24, 2014
	Date: April 30, 2014	Time: 3:00 PM EDT
Location: Renaissance Indianapolis North Hotel
11925 N. Meridian Street Carmel, IN 46032

DUKE REALTY CORPORATION ATTN: INVESTOR RELATIONS 600 EAST 96TH STREET-SUITE 100 INDIANAPOLIS, IN 46240	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORT TO SHAREHOLDERS NOTICE AND PROXY STATEMENT How to View Online:
Have the information that is printed in the box marked by the arrow		XXXX XXXX XXXX

(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in

the box marked by the arrow	XXXX XXXX XXXX	(located on the following page) in the subject

line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you would like to attend the annual meeting and vote in person, please contact the Company at 1-800-875-3366 for directions to the annual meeting. You are entitled to attend the annual meeting only if you were a shareholder as of the close of business on February 24, 2014 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record, but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to February 24, 2014 or similar evidence of ownership. If you do not provide photo identification and comply with the other procedures outlined above, you will not be admitted to the annual meeting. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is

printed in the box marked by the arrow	XXXX XXXX XXXX	(located on the following page)
available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors
1a. Thomas J. Baltimore, Jr.	2.	To vote on a non-binding resolution to approve the compensation of the Company’s executive officers for 2013;
1b. William Cavanaugh, III	3.	To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2014;
1c. Alan H. Cohen	4.	To approve three proposals to amend our articles of incorporation, including to:
1d. Ngaire E. Cuneo		a.	Increase the number of shares of common stock that we are authorized to issue;
1e. Charles R. Eitel		b.	Establish certain detailed stock ownership and transfer restrictions intended to enable the Company to better protect our status as a real estate investment trust; and
1f. Martin C. Jischke, PhD.		c.	Eliminate certain references or sections that are no
1g. Dennis D. Oklak			longer applicable and make other ministerial changes; and
1h. Melanie R. Sabelhaus	5.	To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.
1i. Peter M. Scott, III	NOTE: The Board of Directors may transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
1j. Jack R. Shaw
1k. Michael E. Szymanczyk
1l. Lynn C. Thurber
1m. Robert J. Woodward Jr.